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                                                                      EXHIBIT 99

                                VOTING AGREEMENT
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                                                                [CONFORMED COPY]

                                VOTING AGREEMENT


         VOTING AGREEMENT (this "AGREEMENT"), dated as of September 17, 1996, among WPS Investors, L.P., a Georgia limited partnership ("WPS"), Green Capital Investors, L.P., a Georgia limited partnership ("GREEN CAPITAL"), and Heilig-Meyers Company, a Virginia corporation ("PURCHASER"), each a shareholder of Rhodes, Inc., a Georgia corporation (the "COMPANY"), (WPS, Green Capital and Purchaser together being referred to herein as the "SHAREHOLDERS").

         WHEREAS, concurrently with the execution of this Agreement, the Company, Purchaser and HM Merger Subsidiary, Inc., a Georgia corporation and a wholly owned subsidiary of Purchaser ("SUB"), have entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the "MERGER AGREEMENT"), providing for the merger (the "MERGER") of Sub with and into the Company pursuant to the terms and conditions of the Merger Agreement;

         WHEREAS, WPS and Green Capital own of record and beneficially 2,912,679 and 5,700 shares, respectively, of common stock, no par value, of the Company (the "COMMON STOCK"), and Purchaser owns beneficially 25 shares of Common Stock (together with the shares owed by WPS and Green Capital, the "SHARES", which term, after the Effective Time, shall refer to the Purchaser Common Stock (as defined in the Merger Agreement) received in the Merger), and WPS, Green Capital and Purchaser wish to enter into this Agreement with respect to the Shares; and

         WHEREAS, each of the Shareholders has agreed, upon the terms and subject to the conditions set forth herein, to vote its Shares at a meeting of the Company's shareholders in favor of approval of the Merger Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. AGREEMENT TO VOTE SHARES. The Shareholders agree during the term of this Agreement to vote their respective Shares, in person or by proxy,
(A) in favor of approval of the Merger Agreement at every meeting of the shareholders of the Company at which such matters are considered and at every adjournment thereof (each, a "SHAREHOLDERS' MEETING") and (B) against any Acquisition Proposal (as such term is defined in the Merger Agreement).

         2. NO VOTING TRUSTS. Each of the Shareholders agrees that it will not, nor will such Shareholder permit any entity under such Shareholder's control to, deposit any of such Shareholder's Shares in a voting trust or subject any of its Shares to any arrangement with respect to the voting of its Shares inconsistent with this Agreement.
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         3.      LIMITATION ON DISPOSITIONS.

         Without the prior written consent of Purchaser, each of WPS and Green Capital shall not transfer, sell, assign or convey, or offer or agree to transfer, sell, assign or convey, any of their Shares during the term of this Agreement. Without limiting the generality of the foregoing, each of WPS and Green Capital shall not grant to any party any option or right to purchase their Shares or any interest therein. Each of WPS and Green Capital acknowledge and agree that the transfer agent with respect to their Shares shall be given notice that their Shares are subject to the terms of this Agreement and such Shares shall not be transferred except in accordance with the terms of this Agreement. Notwithstanding the foregoing, WPS and Green Capital each may distribute all or a portion of their Shares to their respective partners, provided such Shares continue to be subject to the restrictions of this Agreement and are legended to that effect.

         4. SPECIFIC PERFORMANCE. Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with the obligations imposed by this Agreement, and that, in the event of any such failure, the other party will not have an adequate remedy at law or in damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         5.      TERM OF AGREEMENT; TERMINATION.   (a) Except as set forth in
Section 5(b) hereof and subject to Section 8(f) hereof, the term of this Agreement shall commence on the date hereof, and such term and this Agreement shall terminate upon the earliest to occur of (i) the Effective Time; (ii) the date on which the Merger Agreement is terminated in accordance with its terms;
(iii) the date on which the Board of Directors of the Company withdraws or materially modifies or changes its recommendation for the approval of the Merger Agreement if the Board of Directors of the Company after consultation with its counsel determines that the failure to take such action could reasonably be deemed a breach of its fiduciary duties to the Company's shareholders under applicable law; and (iv) February 28, 1997. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, however, that such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.

         (b) The covenants and obligations set forth in Section 3 of this Agreement shall expire and be of no further force or effect on the earlier of
(i) the expiration or termination of the Merger Agreement, prior to the Effective Time (as defined in the Merger Agreement), or (ii) thirty (30) days after the date on which Purchaser publishes information as to the financial results covering at least thirty (30) days of post-Merger combined operations reflecting combined sales and net income.

         6. ENTIRE AGREEMENT. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not
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be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

         7. NOTICES. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be in writing and shall be deemed to have been duly given if mailed, by first class or registered mail, five (5) business days after deposit in the United States Mail, or if telexed or telecopied, sent by telegram, or delivered by hand or reputable overnight courier, when confirmation is received, in each case as follows:

         If to WPS:

                 WPS Investors, L.P.
                 1420 Atlanta Financial Center
                 3343 Peachtree Road, N.E.
                 Suite 1420
                 Atlanta, Georgia   30326
                 Attention:  Holcombe T. Green, Jr.
                 Telecopy:  (404) 266-8677

         With a copy to:

                 King & Spalding
                 120 West 45th Street
                 New York, New York  10036
                 Attention:  E. William Bates, II
                 Telecopy:  (212) 556-2222

         If to Green Capital:

                 Green Capital Investors, L.P.
                 1420 Atlanta Financial Center
                 3343 Peachtree Road, N.E.
                 Suite 1420
                 Atlanta, Georgia   30326
                 Attention: Holcombe T. Green, Jr.
                 Telecopy: (404) 266-8677
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         With a copy to:

                 King & Spalding
                 120 West 45th Street
                 New York, New York 10036
                 Attention: E. William Bates, II
                 Telecopy: (212) 556-2222

         If to Purchaser:

                 Heilig-Meyers Company
                 2235 Staples Mill Road
                 Richmond, Virginia   23230
                 Attention: Joseph R. Jenkins
                 Telecopy: (804) 254-1493

         With a copy to:

                 McGuire Woods Battle & Boothe LLP
                 One James Center
                 Richmond, Virginia  23219-4030
                 Attention:  David W. Robertson
                 Telecopy:  (804) 775-1061

or to such other persons or addresses as may be designated in writing by the party to receive such notice. Nothing in this Section 7 shall be deemed to constitute consent to the manner and address for service of process in connection with any legal proceeding (including litigation arising out of or in connection with this Agreement), which service shall be effected as required by applicable law.

         8.      MISCELLANEOUS.

         (a) Nothing contained in this Agreement shall be construed as creating any liability on the part of the Shareholders under the Merger Agreement.

         (b) This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Georgia, without reference to its conflicts of law principles.

         (c) If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Agreement, shall not be affected.
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         (d)     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         (e) All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

         (f) The obligations of the Shareholders set forth in this Agreement shall not be effective or binding upon any Shareholder until after such time as the Merger Agreement is executed and delivered by the Company, Purchaser and Sub.
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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                    HEILIG-MEYERS COMPANY



                                    By: /s/ Roy B. Goodman
                                       -------------------------------
                                       Name: Roy B. Goodman
                                       Title: Senior Vice President



                                    WPS INVESTORS, L.P.


                                    By: HTG Corp.,
                                        Its General Partner


                                    By: /s/ Holcombe T. Green, Jr.
                                       -------------------------------
                                       Name: Holcombe T. Green, Jr.
                                       Title: President


                                    GREEN CAPITAL INVESTORS, L.P.


                                    By: Green and Company, L.P,
                                        Its General Partner

                                           By: HTG Corp.,
                                           Its General Partner


                                           By: /s/ Holcombe T. Green, Jr.
                                              ----------------------------
                                           Name: Holcombe T. Green, Jr.
                                           Title: President